Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FIRST QUARTER | 2015

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Acquisition and Disposition Summary	11
Development Overview	12
Redevelopment Overview	13
Indebtedness	14
Capitalization and Fixed Charge Coverage	15
Investment in Unconsolidated Ventures Summary	16
Definitions	17-19

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the strength of the United States economic recovery and global economic recovery;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

First Quarter 2015 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Portfolio Repositioning(1)	Portfolio Occupancy (%)(2)
Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
$41.1
$9.9
$72.6
$38.2
$136.3
$97.2
$113.1
$156.2
$98.4
$86.7
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Acquisitions
Dispositions

Top 10 Markets(4)

Consolidated Operating Properties

Market	ABR (thousands)	Occupancy Q1 2015	Occupancy(2) Q1 2014	Change
Southern California	$34,976	96.6%	93.6%	3.0%
Chicago	30,707	97.6%	92.6%	5.0%
Atlanta	21,660	94.1%	88.9%	5.2%
Northern California	21,589	98.8%	87.9%	10.9%
Houston	21,551	99.6%	95.6%	4.0%
Dallas	17,691	96.5%	98.2%	-1.7%
Pennsylvania	11,522	97.6%	92.1%	5.5%
Seattle	11,407	98.8%	95.4%	3.4%
Baltimore/Washington D.C.	11,091	94.5%	88.9%	5.6%
Phoenix	10,309	95.7%	91.8%	3.9%
Total/Weighted Average	$192,503	96.9%	92.6%	4.3%

(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of March 31, 2015. Occupancy is as of period end.

First Quarter 2015 Supplemental Reporting Package	P a g e 2

Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
REVENUES:
Rental revenues	$88,062	$82,619
Institutional capital management and other fees	378	764
Total revenues	88,440	83,383

OPERATING EXPENSES:
Rental expenses	10,148	12,402
Real estate taxes	14,505	13,197
Real estate related depreciation and amortization	38,996	36,433
General and administrative	7,336	6,834
Impairment losses	-	4,359
Total operating expenses	70,985	73,225
Operating income	17,455	10,158

OTHER INCOME (EXPENSE):
Development profit, net of taxes	-	728
Equity in earnings of unconsolidated joint ventures, net	807	3,613
Gain on acquisitions and dispositions of real estate interests	26,154	2,045
Interest expense	(13,904)	(16,056)
Interest and other income (expense)	(18)	28
Income tax expense and other taxes	(193)	(57)
Income from continuing operations	30,301	459
Discontinued operations:
Operating income and other expenses	-	141
Loss on dispositions of real estate interests from discontinued operations	-	(132)
Income from discontinued operations	-	9
Consolidated net income of DCT Industrial Trust Inc.	30,301	468
Net income attributable to noncontrolling interests	(1,556)	(151)
Net income attributable to common stockholders	28,745	317
Distributed and undistributed earnings allocated to participating securities	(143)	(166)
Adjusted net income attributable to common stockholders	$28,602	$151

EARNINGS PER COMMON SHARE - BASIC
Income from continuing operations	$0.32	$0.00
Income from discontinued operations	0.00	0.00
Net income attributable to common stockholders	$0.32	$0.00

EARNINGS PER COMMON SHARE - DILUTED
Income from continuing operations	$0.32	$0.00
Income from discontinued operations	0.00	0.00
Net income attributable to common stockholders	$0.32	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	88,090	80,986
Diluted	88,419	81,249

First Quarter 2015 Supplemental Reporting Package	P a g e 3

Consolidated Balance Sheets (amounts in thousands)

	March 31,	December 31,
	2015	2014
ASSETS:	(unaudited)
Operating properties	$3,713,273	$3,635,287
Properties under development	233,207	241,934
Properties under redevelopment	45,269	50,931
Properties in pre-development including land held	41,715	32,223
Total investment in properties	4,033,464	3,960,375
Less accumulated depreciation and amortization	(714,193)	(703,840)
Net investment in properties	3,319,271	3,256,535
Investments in and advances to unconsolidated joint ventures	92,847	94,728
Net investment in real estate	3,412,118	3,351,263
Cash and cash equivalents	10,739	19,631
Restricted cash	3,602	3,779
Deferred loan costs, net	7,486	8,026
Straight-line rent and other receivables, net	57,004	54,183
Other assets, net	15,424	14,652
Total assets	$3,506,373	$3,451,534

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$77,552	$83,543
Distributions payable	26,042	25,973
Tenant prepaids and security deposits	28,805	30,539
Other liabilities	18,154	14,078
Intangible lease liabilities, net	23,435	22,940
Line of credit	69,000	37,000
Senior unsecured notes	1,122,676	1,122,621
Mortgage notes	269,477	249,424
Total liabilities	1,635,141	1,586,118
Total stockholders’ equity	1,756,428	1,749,832
Noncontrolling interests	114,804	115,584
Total liabilities and equity	$3,506,373	$3,451,534

First Quarter 2015 Supplemental Reporting Package	P a g e 4

Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended March 31,
	2015	2014
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$28,745	$317
Adjustments:
Real estate related depreciation and amortization	38,996	36,433
Equity in earnings of unconsolidated joint ventures, net	(807)	(3,613)
Equity in FFO of unconsolidated joint ventures	2,408	2,716
Impairment losses on depreciable real estate	-	4,491
Gain on acquisitions and dispositions of real estate interests	(26,154)	(2,045)
Gain on dispositions of non-depreciable real estate	18	98
Noncontrolling interest in the above adjustments	(853)	(2,164)
FFO attributable to unitholders	2,067	1,994
FFO attributable to common stockholders and unitholders(1)	44,420	38,227
Adjustments:
Acquisition costs	1,314	725
FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$45,734	$38,952

FFO per common share and unit — basic	$0.48	$0.45
FFO per common share and unit — diluted	$0.48	$0.44

FFO, as adjusted, per common share and unit — basic	$0.49	$0.45
FFO, as adjusted, per common share and unit — diluted	$0.49	$0.45

FFO weighted average common shares and units outstanding:
Common shares for earnings per share — basic	88,090	80,986
Participating securities	571	557
Units	4,299	4,457
FFO weighted average common shares, participating securities and units outstanding — basic	92,960	86,000
Dilutive common stock equivalents	329	263
FFO weighted average common shares, participating securities and units outstanding — diluted	93,289	86,263

Reconciliation of NOI to FFO:
Net operating income(2) (3)	$63,409	$57,239
Adjustments:
Equity in FFO of unconsolidated joint ventures	2,408	2,716
Institutional capital management and other fees	378	764
Gain on dispositions of non-depreciable real estate	18	98
Developer profit, net of taxes	-	728
General and administrative	(7,336)	(6,861)
Interest expense	(17,613)	(18,004)
Capitalized interest expense	3,709	1,948
Interest and other income (expense)	(18)	9
Income tax expense and other taxes	(193)	(89)
FFO attributable to noncontrolling interests	(342)	(321)
FFO attributable to common stockholders and unitholders(1)	44,420	38,227
Adjustments:
Acquisition costs	1,314	725
FFO, as adjusted, attributable to common stockholders and unitholders	$45,734	$38,952

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Includes discontinued operations and assets held for sale.
(3)	See the reconciliation of net operating income to income from continuing operations in Definitions.

First Quarter 2015 Supplemental Reporting Package	P a g e 5

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended March 31,
	2015	2014
NET OPERATING INCOME:(1)
Rental revenues	$88,062		$82,619
Rental expenses and real estate taxes	(24,653)		(25,599)
Net operating income(2)	$63,409		$57,020

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	65,198		64,496
Average occupancy	90.4%		91.6%
Occupancy as of period end	90.6%		91.8%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	61,860		63,809
Average occupancy	94.9%		92.2%
Occupancy as of period end	95.3%		92.8%

SAME STORE PROPERTIES:(4)
Square feet as of period end	53,318		53,318
Average occupancy	94.5%		92.7%
Occupancy as of period end	94.8%		92.5%

Rental revenues	$74,747		$72,032
Rental expenses and real estate taxes	(21,249)		(21,804)
Same store net operating income	53,498		50,228
Less: revenue from lease terminations	(511)		(906)
Add: early termination straight-line rent adjustment	167		263
Net operating income (excluding revenue from lease terminations)	53,154		49,585
Less: straight-line rents, net of related bad debt expense	(309)		(1,893)
Less: amortization of below market rents, net	(386)		(389)
Cash net operating income (excluding revenue from lease terminations)	$52,459		$47,303

Net operating income growth (excluding revenue from lease terminations)	7.2%
Cash net operating income growth (excluding revenue from lease terminations)	10.9%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents – increase to revenue, net of related bad debt expense(3)	$1,644		$2,111
Straight-line rent receivable (balance sheet)(3)	$48,173		$43,793
Net amortization of below market rents – increase to revenue(3)	$782		$427
Capitalized interest	$3,709		$1,948
Noncash interest expense(3)	$1,004		$1,137
Stock-based compensation amortization	$1,063		$1,038
Revenue from lease terminations(3)	$685		$925
Bad debt expense (recovery), excluding bad debt expense related to straight-line rents(3)	$(154)		$329
GAAP NOI for properties sold during current quarter	$920	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$34,202		$26,252
Redevelopment	2,948		363
Due diligence	3,321		2,056
Casualty expenditures	42		392
Building and land improvements	1,243		1,542
Tenant improvements and leasing costs	9,575		9,678
Total capital expenditures	$51,331		$40,283

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

First Quarter 2015 Supplemental Reporting Package	P a g e 6

Property Overview

As of March 31, 2015

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	41	6,962	10.7%	94.1%	$21,660		$3.31	8.6%
Baltimore/Washington D.C.	17	2,009	3.1%	94.5%	11,091		5.84	4.4%
Charlotte	1	472	0.7%	100.0%	1,698		3.60	0.8%
Chicago	38	9,113	14.0%	97.6%	30,707		3.45	12.2%
Cincinnati	29	2,942	4.5%	91.6%	9,928		3.68	4.1%
Dallas	35	5,277	8.1%	96.5%	17,691		3.47	7.0%
Denver	7	969	1.5%	97.8%	4,089		4.31	1.6%
Houston	42	4,036	6.2%	99.6%	21,551		5.36	8.6%
Indianapolis	7	2,299	3.5%	86.6%	6,395		3.21	2.5%
Louisville	3	1,109	1.7%	100.0%	3,727		3.36	1.5%
Memphis	2	1,385	2.1%	88.2%	2,603		2.13	1.0%
Miami	11	1,437	2.2%	94.8%	9,876		7.25	3.9%
Nashville	4	2,064	3.2%	87.9%	5,733		3.16	2.3%
New Jersey	11	1,555	2.3%	79.9%	7,170		5.77	2.9%
Northern California	29	4,075	6.2%	98.8%	21,589		5.37	8.6%
Orlando	20	1,864	2.9%	95.4%	7,360		4.14	2.9%
Pennsylvania	13	2,716	4.2%	97.6%	11,522		4.35	4.6%
Phoenix	24	2,566	3.9%	95.7%	10,309		4.20	4.1%
Seattle	21	2,249	3.4%	98.8%	11,407		5.13	4.5%
Southern California(4)	45	6,761	10.4%	96.6%	34,976		5.36	13.9%
Total/weighted average – operating properties	400	61,860	94.8%	95.3%	251,082		4.26	100.0%

REDEVELOPMENT PROPERTIES:
Chicago	2	427	0.7%	0.0%	-		-	0.0%
Dallas	1	63	0.1%	0.0%	-		-	0.0%
Northern California	1	294	0.5%	0.0%	-		-	0.0%
Total/weighted average – redevelopment properties	4	784	1.3%	0.0%	-		-	0.0%

DEVELOPMENT PROPERTIES:
Dallas	2	182	0.3%	0.0%	-		-	0.0%
Houston(5)	3	305	0.5%	0.0%	-		-	0.0%
Orlando	1	97	0.1%	0.0%	-		-	0.0%
Seattle	5	1,042	1.6%	10.1%	-		-	0.0%
Southern California	1	928	1.4%	0.0%	-		-	0.0%
Total/weighted average – development properties	12	2,554	3.9%	4.1%	-		-	0.0%

Total/weighted average – consolidated properties	416	65,198	100.0%	90.6%	$251,082	(6)	$4.25	100.0%

See footnotes on next page.

First Quarter 2015 Supplemental Reporting Package	P a g e 7

Property Overview (continued)

As of March 31, 2015

Markets	Number of Buildings	Percentage Owned (7)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
IDI (Nashville)	1	50.0%	557	6.9%	70.2%	$1,066	$2.73	3.8%
Southern California Logistics Airport(8)	6	50.0%	2,160	26.8%	99.8%	8,230	3.82	29.4%
Total/weighted average – unconsolidated operating properties	7	50.0%	2,717	33.7%	93.8%	9,296	3.65	33.2%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	12.8%	100.0%	3,861	3.74	13.8%
Cincinnati	1	20.0%	543	6.8%	100.0%	1,710	3.15	6.1%
Dallas	1	20.0%	540	6.7%	100.0%	1,732	3.21	6.2%
Denver	5	20.0%	772	9.6%	100.0%	3,903	5.05	13.9%
Louisville	4	10.0%	736	9.1%	69.2%	1,639	3.22	5.9%
Nashville	2	20.0%	1,020	12.7%	100.0%	2,756	2.70	9.9%
Orlando	2	20.0%	696	8.6%	100.0%	3,086	4.43	11.0%
Total/weighted average – co-investment operating properties	17	18.6%	5,340	66.3%	95.7%	18,687	3.65	66.8%
Total/weighted average – unconsolidated properties	24	29.2%	8,057	100.0%	95.1%	$27,983	$3.65	100.0%

(1)	Based on leases commenced as of March 31, 2015.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of March 31, 2015, multiplied by 12.
(3)	Excludes total annualized base rent of $0.3 million from two properties that will be demolished for the development of a 350,000 square foot build-to-suit.
(4)	As of March 31, 2015, our ownership interest in the Southern California properties was 93.8% based on our equity ownership weighted by square feet.
(5)	Includes two shell complete buildings acquired during July 2014 totaling 178,000 square feet.
(6)	Excludes total annualized base rent associated with tenants currently in free rent periods of $11.9 million based on the first month’s cash base rent.
(7)	Percent owned is based on equity ownership weighted by square feet.
(8)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

First Quarter 2015 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Activity

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FIRST QUARTER 2015		(in thousands)			(in months)	(in thousands)
New	25	1,080	2.2%	8.6%	74	$5,951	$5.51
Renewal	29	2,197	7.0%	16.9%	51	3,647	1.66
Development and Redevelopment	4	475	N/A	N/A	111	N/A	N/A
Total/Weighted Average	58	3,752	5.5%	14.3%	66	$9,598	$2.92
Weighted Average Retention	66.9%

FOUR QUARTERS ROLLING
New	127	5,446	4.9%	9.7%	57	$21,348	$3.92
Renewal	136	9,142	4.1%	12.5%	46	20,021	2.19
Development and redevelopment	15	1,354	N/A	N/A	101	N/A	N/A
Total/Weighted Average	278	15,942	4.4%	11.5%	55	$41,369	$2.84
Weighted Average Retention	76.9%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.

First Quarter 2015 Supplemental Reporting Package	P a g e 9

Consolidated Lease Expirations

Lease Expirations for Consolidated Properties by Market(1)

	2015(2)		2016		2017
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
	(in thousands)		(in thousands)		(in thousands)
Atlanta	768	11.7%	759	11.6%	888	13.6%
Baltimore/Washington D.C.	105	5.5%	273	14.4%	313	16.5%
Charlotte	-	0.0%	-	0.0%	-	0.0%
Chicago	758	8.5%	1,753	19.7%	2,071	23.3%
Cincinnati	238	8.8%	482	17.9%	779	28.9%
Dallas	187	3.7%	719	14.1%	466	9.1%
Denver	23	2.4%	199	21.0%	184	19.4%
Houston	330	8.2%	287	7.1%	634	15.8%
Indianapolis	134	6.7%	275	13.8%	649	32.6%
Louisville	163	14.7%	100	9.0%	-	0.0%
Memphis	70	5.7%	472	38.6%	413	33.8%
Miami	6	0.4%	137	10.1%	62	4.6%
Nashville	-	0.0%	-	0.0%	391	21.6%
New Jersey	11	0.9%	67	5.4%	7	0.6%
Northern California	420	10.4%	591	14.7%	630	15.7%
Orlando	257	14.4%	488	27.4%	416	23.4%
Pennsylvania	100	3.8%	393	14.8%	562	21.2%
Phoenix	94	3.8%	290	11.8%	334	13.6%
Seattle	102	4.6%	196	8.8%	417	18.8%
Southern California	493	7.5%	1,900	29.1%	1,021	15.6%
Total	4,259	6.9%	9,381	15.1%	10,237	16.5%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2015(2)	4,259	$19,340	6.7%
2016	9,381	41,212	14.4%
2017	10,237	43,874	15.3%
2018	8,213	37,108	13.0%
2019	8,795	38,135	13.3%
Thereafter	18,195	107,035	37.3%
Total occupied	59,080	$286,704	100.0%
Available or leased but not occupied	6,118
Total consolidated properties	65,198

(1)	Assumes no exercise of lease renewal options, if any.
(2)	Includes month-to-month leases.
(3)	Percentage is based on consolidated occupied square feet as of March 31, 2015.
(4)	Annualized based rent includes contractual rents in effect at the date of expiration.

First Quarter 2015 Supplemental Reporting Package	P a g e 10

Acquisition and Disposition Summary

For the Year Ended March 31, 2015

	Property Name	Market	Size	Occupancy at Acquisition	Occupancy at March 31, 2015
BUILDING ACQUISITIONS:			(building in sq. ft)
January	435 Henry	Atlanta	398,000	100.0%	100.0%
February	1050 Northbrook Parkway	Atlanta	109,000	100.0%	100.0%
March	Airport Distribution Center (5 buildings)	Denver	691,000	96.9%	96.9%
March	22290 - 22300 Hathaway (2 buildings)(1)	No. California	448,000	34.4%	34.4%
Total YTD Purchase Price - $98.4 million			1,646,000	80.8%	80.8%

LAND ACQUISITIONS:
March	DCT North Avenue Distribution Center(2)	Chicago	20.7 acres
Total YTD Land Purchase Price - $7.3 million			20.7 acres

BUILDING DISPOSITIONS:
Consolidated Properties
February	Memphis Portfolio (6 buildings)	Memphis	2,327,000	100.0%
Total YTD Sales Price - $86.7 million			2,327,000	100.0%

(1)

During March 2015, we purchased a vacant 394,000 square foot building that we are redeveloping into a 294,000 square foot building.  The building was classified as under redevelopment as of March 31, 2015.

(2)	During March 2015, we purchased 20.7 acres in the Chicago market comprising two buildings which will be demolished for the development of a 350,000 square foot build-to-suit facility.

First Quarter 2015 Supplemental Reporting Package	P a g e 11

Development Overview

As of March 31, 2015

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q1-2015	Cumulative Costs at 3/31/2015	Projected Investment	Completion Date(3)	Percentage Leased(5)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q1 2015
DCT Beltway Tanner Business Park	Houston	11	1	133	100%	$942	$19,602	$20,113	Q1-2014	100%
DCT Northwest Crossroads Logistics Centre I	Houston	21	1	362	100%	4,211	20,590	20,591	Q1-2015	100%
	Total	32	2	495	100%	$5,153	$40,192	$40,704		100%
Projected Stabilized Yield(1)		10.6%

Projects Under Development

Development Projects in Lease Up(6)
DCT Freeport North	Dallas	6	1	100	100%	$302	$5,888	$6,989	Q1-2015	0%
DCT Frankford Trade Center	Dallas	6	1	82	100%	223	4,914	6,155	Q1-2015	0%
DCT Airtex Industrial Center II	Houston	7	1	127	100%	163	7,098	10,723	Q4-2014	45%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	325	5,131	6,696	Q4-2014	0%
DCT Fife 45 North	Seattle	5	1	79	100%	1,177	6,029	7,257	Q1-2015	0%
DCT Fife 45 South	Seattle	4	1	64	100%	1,681	4,950	5,609	Q1-2015	57%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%	1,667	13,320	14,044	Q1-2014	56%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	296	40,052	44,709	Q4-2014	0%
DCT White River Corporate Center Phase II South	Seattle	4	1	63	100%	295	4,889	5,076	Q1-2015	100%
DCT Rialto Logistics Center	So. California	42	1	928	100%	2,362	53,238	60,495	Q1-2015	0%
	Total	121	10	2,377	100%	$8,491	$145,509	$167,753		11%
Under Construction
DCT River West	Atlanta	47	1	734	100%	$4,526	$23,008	$29,712	Q2-2015	0%
DCT O'Hare Logistics Center	Chicago	7	1	112	100%	629	5,363	12,533	Q3-2015	0%
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%	3,032	12,297	18,529	Q2-2015	0%
DCT Chrin Commerce Centre	Pennsylvania	36	1	426	100%	6,063	17,465	25,999	Q2-2015	0%
	Total	108	4	1,592	100%	$14,250	$58,133	$86,773		0%

Projects Under Development		229	14	3,969	100%	$22,741	$203,642	$254,526		7%
Projected Stabilized Yield - Projects Under Development(1)		7.2%

Development Projects for Sale
8th & Vineyard C	So. California	3	1	55	91%	$1,615	$4,985	$5,154	Q2-2015	N/A
8th & Vineyard D	So. California	4	1	61	91%	846	5,119	5,335	Q2-2015	N/A
8th & Vineyard E	So. California	2	1	40	91%	735	3,717	3,880	Q2-2015	N/A
	Total	9	3	156	91%	$3,196	$13,821	$14,369

Pre-Development(2)
DCT North Avenue Distribution Center(4)	Chicago	21			100%	$8,389	$8,389
DCT Waters Ridge	Dallas	18			100%	231	2,049
6400 Hollister Road - Expansion	Houston	2			100%	47	542
Seneca Commerce Center Phase I	Miami	14			90%	154	2,953
Seneca Commerce Center Phase II	Miami	11			90%	88	1,556
Seneca Commerce Center Phase III	Miami	11			90%	82	1,451
DCT White River Corporate Center Phase II North	Seattle	13			100%	163	6,830
DCT Fife Distribution Center North	Seattle	9			100%	138	3,751
DCT Fife Distribution Center South	Seattle	12			100%	201	5,326
DCT Jurupa Ranch	So. California	39			100%	642	27,703
	Total	150				$10,135	$60,550

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	Excludes land held totaling 55 acres with cumulative costs of approximately $8.9 million at March 31, 2015.
(3)	The completion date represents the date of building shell completion or estimated date of shell completion.
(4)	The property is leased through June 30, 2015.
(5)	Percentage leased is computed as of the press release date.
(6)

During July 2014, DCT acquired two buildings totaling 178,000 square feet that were shell complete.  The buildings are classified as properties under development with cumulative costs of $15.7 million as of March 31, 2015.

First Quarter 2015 Supplemental Reporting Package	P a g e 12

Redevelopment Overview

As of March 31, 2015

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q1-2015	Cumulative Costs at 3/31/2015	Projected Investment	Completion Date(2)	Percentage Leased(3)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Redevelopment Activities:
Stabilized in Q1 2015
777 Mark Street	Chicago	9	1	228	100%	$807	$13,481	$13,544	Q1-2015	100%
7050 Bennington	Houston	6	1	98	100%	-	6,828	6,828	Q1-2015	100%
930 New Durham Road	New Jersey	4	1	63	100%	316	5,159	5,159	Q1-2015	100%
1700 Desoto Place	So. California	4	1	82	100%	234	6,645	6,663	Q1-2015	100%
	Total	23	4	471	100%	$1,357	$32,113	$32,194		100%
Projected Stabilized Yield(1)		6.8%

Redevelopment Projects Under Construction
9010 Sterling Street	Dallas	6	1	63	100%	$500	$2,548	$3,672	Q3-2015	0%
2413 Prospect	Chicago	17	1	320	100%	223	17,267	19,568	Q2-2015	0%
2201 Arthur Avenue	Chicago	5	1	103	100%	-	5,148	8,145	Q4-2015	0%
22290 Hathaway	No. California	12	1	294	100%	20,306	20,306	30,841	Q1-2016	0%
	Total	40	4	780	100%	$21,029	$45,269	$62,226		0%
Projected Stabilized Yield - Projects Under Redevelopment(1)		6.3%

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	The completion date represents the date of building shell completion or estimated date of shell completion.
(3)	Percentage leased is computed as of the press release date.

First Quarter 2015 Supplemental Reporting Package	P a g e 13

Indebtedness (dollar amounts in thousands)

As of March 31, 2015

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of March 31, 2015
SENIOR UNSECURED NOTES:
2015 Notes, fixed rate	5.63%	5.63%	June 2015	$40,000
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,324)
				897,676
MORTGAGE NOTES:
Fixed rate secured debt	5.97%	4.79%	February 2016 – Aug. 2025	263,239
Premiums (discounts), net of amortization				6,238
				269,477
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(1)	1.35%	1.35%	February 2017(4)	69,000
2018 Notes, variable rate(2)	1.53%	1.53%	February 2018(4)	225,000
				294,000

Total carrying value of consolidated debt				$1,461,153

Fixed rate debt	5.34%	5.42%		80%
Variable rate debt	1.48%	1.48%		20%
Weighted average interest rate	4.56%	4.63%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$813
IDI				5,410
Stirling Capital Investments (SCLA)				36,123
				$42,346

  Scheduled Principal Payments of Debt as of March 31, 2015 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2015	$40,000	$5,659	$-	$45,659
2016	99,000	57,356	-	156,356
2017	51,000	41,078	69,000	161,078
2018	81,500	6,746	225,000	313,246
2019	46,000	51,343	-	97,343
2020	50,000	70,039	-	120,039
2021	92,500	20,347	-	112,847
2022	130,000	3,116	-	133,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
Thereafter	-	450	-	450
Total	$900,000	$263,239	$294,000	$1,457,239
(1)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.00% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum, depending on our public debt credit rating, see footnote 4.  There was $202.4 million available under the senior unsecured revolving credit facility, net of four letters of credit totaling $28.6 million as March 31, 2015.

(2)

The $225.0 million term loan facility, which is presented in “Senior unsecured notes” in our Consolidated Balance Sheets, bears interest at a variable rate equal to LIBOR, plus a margin of between 1.10% to 2.05% per annum, or, at our election, an alternate base rate plus a margin of between 0.10% to 1.05% per annum, depending on our public debt credit rating, see footnote 4.

(3)	Based on our ownership share as of March 31, 2015.
(4)

On April 8, 2015, we amended and restated our existing $225.0 million senior unsecured term loan and $300.0 million senior unsecured revolving credit facility with our syndicated bank group.  The senior unsecured term loan was allocated into two tranches, $125.0 million and $100.0 million, with maturity dates of April 8, 2020 and April 8, 2017, respectively.  The senior unsecured term loans will bear interest at a variable rate equal to LIBOR, plus a margin of between 0.90% to 1.75% per annum, or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum, depending on our public debt credit rating.  The senior unsecured revolving credit facility’s commitment increased to $400.0 million with a maturity of April 8, 2019 and will bear interest at a variable rate equal to LIBOR, plus a margin of between 0.875% to 1.55% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.55% per annum, depending on our public debt credit rating.

First Quarter 2015 Supplemental Reporting Package	P a g e 14

Capitalization and Fixed Charge Coverage (unaudited, dollar amounts in thousands, except share price)

Capitalization at March 31, 2015

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	88,166	$34.66	$3,055,834
Operating partnership units outstanding	4,290	$34.66	148,691
Total equity market capitalization			3,204,525

Consolidated debt			1,461,153
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,403)
Proportionate share of debt related to unconsolidated joint ventures			42,346
DCT share of total debt			1,495,096
Total market capitalization			$4,699,621

DCT share of total debt to total market capitalization			31.8%

Fixed Charge Coverage

	Three Months Ended March 31,
	2015	2014
Net income attributable to common stockholders(3)	$28,745	$317
Interest expense	13,904	16,056
Proportionate share of interest expense from unconsolidated joint ventures	324	317
Real estate related depreciation and amortization	38,996	36,433
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,208	1,466
Income tax expense and other taxes	193	89
Stock-based compensation	1,063	1,038
Noncontrolling interests	1,556	151
Non-FFO gain on acquisitions and dispositions of real estate interests	(26,136)	(1,947)
Impairment losses	-	4,491
Adjusted EBITDA	$59,853	$58,411

CALCULATION OF FIXED CHARGES
Interest expense	$13,904	$16,056
Capitalized interest	3,709	1,948
Amortization of loan costs and debt premium/discount	20	(113)
Other noncash interest expense	(1,024)	(1,024)
Proportionate share of interest expense from unconsolidated joint ventures	324	317
Total fixed charges	$16,933	$17,184

Fixed charge coverage	3.5	3.4

(1)	Excludes 0.5 million shares of unvested Long-Term Incentive Plan Units, 0.1 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of

March 31, 2015.

(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

First Quarter 2015 Supplemental Reporting Package	P a g e 15

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Three Months Ended March 31, 2015
	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$695	$5,705	$286	$-	$2,991
Rental expenses and real estate taxes	241	1,646	93	-	484
Net operating income	454	4,059	193	-	2,507
Depreciation and amortization	221	2,453	199	-	1,191
General and administrative	3	188	-	-	147
Operating income (loss)	230	1,418	(6)	-	1,169
Interest expense	157	-	82	-	819
Interest and other expense	4	2	4	-	-
Net income (loss)	$69	$1,416	$(92)	$-	$350
Other Data:
Number of buildings	4	13	1	-	6
Square feet (in thousands)	736	4,604	557	-	2,160
Occupancy	69.2%	100.0%	70.2%	0.0%	99.8%
DCT ownership	10.0%	20.0%	50.0%	75.0%	50.0%	(1)

Balance Sheets

	As of March 31, 2015
	TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford(5)	Stirling Capital Investments
Total investment in properties	$26,742		$269,292	$20,950		$7,597	$112,918
Accumulated depreciation and amortization		(7,137)	(61,814)		(3,657)	-	(23,119)
Net investment in properties	19,605		207,478	17,293		7,597	89,799
Cash and cash equivalents	456		2,804	111		6	693
Other assets	692		5,267	543		3	2,957
Total assets	$20,753		$215,549	$17,947		$7,606	$93,449

Other liabilities	655		5,579	187		7	666
Secure debt maturities – 2015	-		-	10,820	(3)	-	-
Secure debt maturities – 2016	8,126	(2)	-	-		-	-
Secure debt maturities – 2017	-		-	-		-	72,246	(4)
Secure debt maturities – 2018	-		-	-		-	-
Secure debt maturities thereafter	-		-	-		-	10,673	(4)
Total secured debt	8,126		-	10,820		-	82,919
Total liabilities	8,781		5,579	11,007		7	83,585
Partners or members' capital	11,972		209,970	6,940		7,599	9,864
Total liabilities and partners or members' capital	$20,753		$215,549	$17,947		$7,606	$93,449

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.1 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(3)	$10.8 million of debt requires interest only payments through October 2015 and has a variable interest rate of LIBOR plus 2.45%.
(4)

$72.2 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $10.7 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

(5)	As of March 31, 2015 47.0 acres were held for future development.

First Quarter 2015 Supplemental Reporting Package	P a g e 16

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interest, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of Net Operating Income for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

First Quarter 2015 Supplemental Reporting Package	P a g e 17

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the properties such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended March 31,
	2015	2014
Reconciliation of income from continuing operations to NOI:
Income from continuing operations	$30,301	$459
Income tax expense and other taxes	193	57
Interest and other (income) expense	18	(28)
Interest expense	13,904	16,056
Equity in earnings of unconsolidated joint ventures, net	(807)	(3,613)
General and administrative	7,336	6,834
Real estate related depreciation and amortization	38,996	36,433
Impairment losses	-	4,359
Development profit, net of taxes	-	(728)
Gain on acquisitions and dispositions of real estate interests	(26,154)	(2,045)
Institutional capital management and other fees	(378)	(764)
Total GAAP net operating income	63,409	57,020
Less net operating income - non-same store properties	(9,911)	(6,792)
Same store GAAP net operating income	53,498	50,228
Less revenue from lease terminations	(511)	(906)
Add early termination straight-line rent adjustment	167	263
Same store GAAP net operating income, excluding revenue from lease terminations	53,154	49,585
Less straight-line rents, net of related bad debt expense	(309)	(1,893)
Less amortization of above/(below) market rents	(386)	(389)
Same store cash net operating income, excluding revenue from lease terminations	$52,459	$47,303

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

First Quarter 2015 Supplemental Reporting Package	P a g e 18

Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

First Quarter 2015 Supplemental Reporting Package	P a g e 19